SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (date of earliest event reported) - October 9, 1996

                              Sygnet Wireless, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

                                    333-10161
                             Commission File Number

                                   34-1689165
                        IRS Employer Identification No.

                              6550-B Seville Drive
                              Canfield, Ohio 44406
          (Address of Principal Executive Offices, Including Zip Code)

                                 (330) 565-1000
              (Registrant's Telephone Number, Including Area Code)
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ITEM 2. ACQUISITION OF ASSETS

         On October 9, 1996, Sygnet Wireless, Inc. ("Sygnet") acquired certain cellular licenses, property, equipment, current assets and current liabilities of selected systems of Horizon Cellular Telephone Company of Chautauqua, L.P., Horizon Cellular Telephone Company of Crawford, L.P. and Horizon Cellular Telephone Company of Indiana, L.P. ("Horizon"). The systems acquired will continue to provide cellular service to an estimated population of 1.4 million in contiguous markets in western Pennsylvania and New York. Pursuant to the Asset Acquisition Agreement dated July 11, 1996 between Sygnet and Horizon, the aggregate purchase price was $252,258,661 in cash and was financed through the issuance of $110,000,000 in 11 1/2% senior notes due 2006, the issuance of $20,000,000 in redeemable preferred stock and by a syndicated bank credit facility led by Toronto Dominion (Texas), Inc. and PNC Bank, National Association.

         A copy of the press release issued by Sygnet Wireless, Inc. announcing completion of the acquisition of certain assets from Horizon is filed herewith as Exhibit 99 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) The information required by this item appears on pages F-15 through F-29 and F-44 through F-49 of Sygnet's Registration Statement (Form S-1; Registration No. 333-10161) filed with the Securities and Exchange Commission on September 17, 1996 (The "Registration Statement") and is incorporated herein by reference thereto.

(b) The information required by this item appears on pages 18 through 25 of the Registration Statement and is incorporated herein by reference thereto.

(c)      Exhibits

         2. Asset Acquisition Agreement among Sygnet Communications, Inc. and Horizon Cellular Telephone Company of Chautauqua, L.P., Horizon Cellular Telephone Company of Crawford, L.P. and Horizon Cellular Telephone Company of Indiana, L.P, dated July 11, 1996, incorporated by reference to Exhibit No. 10.17 of the Registration Statement. As permitted by item 601(b)(2) of Regulation S-K, the schedules and exhibits to this agreement are not filed herewith. The agreement identifies all omitted documents, and Sygnet agrees to furnish supplementally a copy of any such document upon Commission request.

         99. Press release, dated October 10, 1996, issued by Sygnet Wireless, Inc.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SYGNET WIRELESS, INC.
                                        (Registrant)

                                        By: /s/ Craig T. Sheetz
Dated: October 24, 1996                     ------------------------------------
                                            Craig T. Sheetz
                                            Vice President and Chief
                                              Financial Officer

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